ATTACHMENT E

                                    REALTOR
=================
HIGHLAND
COMMERCIAL GROUP
=================
                                                  The  printed  portions of this
                                                  form,   except    (italicized)
                                                  (differentiated)    additions,
                                                  have  been   approved  by  the
                                                  Colorado      Real      Estate
                                                  Commission. (CBS 3-9-95)

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                           VACANT LAND/FARM AND RANCH
                      CONTRACT TO BUY AND SELL REAL ESTATE

                               November 14, 1996
                               -----------------

1.  PARTIES AND PROPERTY.  123 Cascade Associates, LLC
                           -----------------------------------------------------

buyer(s) [Buyer], (as joint tenants/tenants in common) agrees to buy, and the undersigned seller(s) [Seller], agrees to sell, on the terms and conditions set forth in this contract, the following described real estate in the County of El Paso , Colorado, to wit:

          A to be platted lot at the northwest corner of Powers Blvd and Palmer Park Blvd consisting of approximately 40,000 sq ft. The size and configuration of the parcel to be confirmed and approved during the inspection period.

known as No.  To be determined
              ------------------------------------------------------------------
                Street Address              City           State            Zip

together with all interest of Seller in vacated streets and alleys adjacent thereto, all easements and other appurtenances thereto, all improvements thereon and all attached fixtures thereon, except as herein excluded (collectively the Property).

2. INCLUSIONS / EXCLUSIONS. The purchase price includes the following items (a) if attached to the Property on the date of this contract: lighting, heating, plumbing, ventilating, and air conditioning fixtures, TV antennas, water softeners, smoke/fire/burglar alarms, security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls, built-in vacuum systems (including accessories), and garage door openers including na remote controls, (b) if on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, fireplace inserts, fireplace screens, fireplace grates, heating stoves, storage sheds, all keys and
(c) none other. Vacant land only.
---------------------------------

(d) Water Rights. Purchase price to include the following water rights: none
                                                                        -----

(e) Growing Crops. With respect to the growing crops Seller and buyer agree as follows: na
         ---

The above-described included items (Inclusions) are to be conveyed to Buyer by Seller by bill of sale, na deed or other applicable legal instrument(s) at the closing, free end clear of all taxes, liens and encumbrances, except as provided in Section 12. The following attached fixtures are excluded from this sale: na

3. PURCHASE PRICE AND TERMS. The purchase price shall be $ See Para 2le, payable in U.S. dollars by Buyer as follows: (Complete the applicable terms below.)

     (a) EARNEST MONEY.

$10,000.00 in the form of a promissory note, as earnest money deposit and part payment of the purchase price, payable to and held by Lawyers Title Insurance
Co. in its trust account on behalf of both Seller and Buyer. Broker is authorized to deliver the earnest money deposit to the closing agent, if any, at or before closing.

The balance of $ See Para 2le (purchase price less earnest money) shall be paid as follows:

     (b) CASH AT CLOSING.

$ See Para 2le, plus closing costs, to be paid by Buyer at closing in funds which comply with all applicable Colorado laws,which include cash, electronic transfer funds, certified check, savings and loan teller's check, and cashier's check, (Good Funds). Subject to the provisions of Section 4, if the existing loan balance at the time of closing shall be different from the loan balance in
Section 3, the adjustment shall be made in Good Funds at closing or paid as follows: na
         ---

[The  printed  portions  of  this  form,  except  (italicized)  (differentiated)
additions,   have  been  approved  by  the  Colorado   Real  Estate   Commission
(CBS3-9-95)]

7. ASSIGNABLE. This contract shall be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties. *

* Controlled by Buyer

8. EVIDENCE OF TITLE. Seller shall furnish to Buyer, at Seller's expense, a current commitment for owner's title insurance policy in an amount equal to the purchase price certified to a current date,on or before 20 days from mutual execution 19----- (Title Deadline). If a title insurance commitment is furnished, Buyer requires Seller that copies of instruments (or abstracts of instruments) listed in the schedule of exceptions (Exceptions) in the title insurance commitment also be furnished to Buyer at Seller's expense. This requirement shall pertain only to instruments shown of record in the office of the clerk and recorder of the designated county or counties. The title insurance commitment, together with any copies or abstracts of instruments furnished pursuant to this Section 8, constitute the title documents (Title Documents). Buyer, or Buyer's designee, must request Seller, in writing, to furnish copies or abstracts of instruments listed in the schedule of exceptions no later than na calendar days after Title Deadline. If Seller furnishes a title insurance commitment, Seller will pay the premium at closing and have the title insurance policy delivered to Buyer as soon as practical after closing.

9.  TITLE.

     (a) TITLE REVIEW. Buyer shall have the right to inspect the Title Documents. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before 30 calendar days after Title Deadline, or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

     (b) MATTERS NOT SHOWN BY THE PUBLIC RECORDS. Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 8, true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(s) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before December 15, 1996. If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

     (c) SPECIAL TAXING DISTRICTS. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT

[The  printed  portions  of  this  form,  except  (italicized)  (differentiated)
additions,   have  been  approved  by  the  Colorado   Real  Estate   Commission
(CBS3-9-95)]

LPI-8

FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

     In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is given to Seller on or before the date set forth in subsection 9 (b), this contract shall then terminate. If Seller does not receive Buyer's notice by the date specified above, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

     (d) RIGHT TO CURE. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) as provided in subsection (a) or
(b) above, Seller shall use reasonable effort to correct said unsatisfactory title condition(s) prior to the date of closing. If Seller fails to correct said unsatisfactory title condition(s) on or before the date of closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before closing, waive objection to said unsatisfactory title condition(s).

10. INSPECTION. Seller agrees to provide Buyer on or before See paragraph 21a,19--- with a Seller's Property Disclosure form completed by Seller to the best of Seller's current actual knowledge. Buyer or any designee shall have the right to have inspection(s) of the physical condition of the Property and Inclusions at Buyer's expense. If written notice of any unsatisfactory condition, signed by or on behalf of Buyer, is not received by Seller on or before See paragraph 21a, 19--- (Objection Deadline), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer. If such notice is received by Seller as set forth above, and if Buyer and Seller have not agreed, in writing, to a settlement thereof on or before see paragraph 21a , 19 (Resolution Deadline), this contract shall terminate three calendar days following the Resolution Deadline unless, within the three calendar days, Seller receives written notice from Buyer waiving objection to any unsatisfactory condition. Buyer is responsible for and shall pay for any damage which occurs to the Property and Inclusion as a result of such inspection.

11. DATE OF CLOSING. The date of closing shall be see paragraph 2lb , 19--- , or by mutual agreement at an earlier date. The hour and place of closing shall be as designated by mutual consent in Colorado Springs.

12. TRANSFER OF TITLE. Subject to tender or payment at closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient special warranty deed to Buyer, on closing, conveying the Property free and clear of all taxes except the general taxes for the year of closing, and except none other. Title shall be conveyed free and clear of all liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not; except (i) distribution utility easements (including cable TV), (ii) those matters reflected by the Title Documents accepted by Buyer in accordance with subsection 9(a), (iii) those rights, if any, of third parties in the Property not shown by the public records in accordance with subsection 9(b), (iv) inclusion of the Property within any special taxing district, and (v)subject to building and zoning regulations.

13. PAYMENT OP ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before closing from the proceeds of this transaction or from any other source.

14. CLOSING COSTS, DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or required documents at or before closing. Fees for real estate closing services shall not exceed S 200.00 and shall be paid at closing by 1/2 by Buyer and 1/2 by Seller. The local transfer tax of na% of the purchase price shall be paid at closing by na. Any sales and use tax that may accrue because of this transaction shall be paid when due by Buyer.

15. PRORATIONS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, homeowner's association dues, and interest on continuing loan(s), if any, and none other shall be prorated to date of closing.

16. POSSESSION. Possession of the Property shall be delivered to Buyer as follows: upon delivery of deed

--------------------------------------------------------------------------------
subject to the following lease(s) or tenancy(s):

none . If Seller, after closing, fails to deliver possession on the date herein specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $200.00 per day from the date of agreed possession until possession is delivered.

17. CONDITION OF AND DAMAGE TO PROPERTY. Except as otherwise provided in this contract, the Property and Inclusions shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted. In the event the Property shall be damaged by fire or other casualty prior to time of closing, in an amount of not more than ten percent of the total purchase price, Seller shall be obligated to repair the same before the date of closing. In the event such damage is not repaired within said tim eor if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shaH be entitled to credit for all the insurance proceeds resulting from such damage to the Property and Inclusions, not exceeding, however, the total purchase price. Should any Inclusion(s) or service(s) fail or be damaged between the date of this contract and the date of closing or the date of possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, less any insurance proceeds received by Buyer covering such repair or replacement. The risk of loss for any damage to growing crops, by fire or other casualty, shall be borne by the party entitled to the growing crops, if any, as provided in Section 2 and such party shall be entitled to such insurance proceeds or benefits for the growing crops, if any.

18. TIME OF ESSENCE/REMEDIES. Time is of the essence hereof. If any note or check received as earnest money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

     (a) IF BUYER IS IN DEFAULT:

     [Check one box only.]
     [ ] (1) SPECIFIC PERFORMANCE. Seller may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.
     [ X ] (2) LIQUIDATED DAMAGES. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection (c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.
     (b) IF SELLER IS IN DEFAULT:
     Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     (c) COSTS AND EXPENSES. Anything to the contrary herein notwithstanding, in t he event of any arbitration or litigation arising out of this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

19. EARNEST MONEY DISPUTES. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the earnest money and things of value held by broker or closing agent, unless mutual written instructions are received by the holder of the earnest money and things of value, broker or closing agent shall not be required to take any action but may await any proceeding, or at broker's or closing agent's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

[The  printed  portions  of  this  form  except  (italicized)   (differentiated)
additions,  have been  approved by the  Colorado  Real Estate  Commission  (CBS3
9-95)].

21. ADDITIONAL PROVISIONS: (The language of these additional provisions has not been approved by the Colorado Real Estate Commission).
   See Addendum A attached hereto and by this reference incorporated herein.

22. RECOMMENDATION OF LEGAL COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Section 19.

24. SELLING COMPANY BROKER RELATIONSHIP. The selling broker, Highland Commercial Group, LLC, and its sales persons have been engaged as transaction brokers. Selling Company has previously disclosed in writing to the Buyer that different relationships are available which include buyer agency, seller agency, subagency, or transaction-broker.

25. NOTICE TO BUYER Any notice to Buyer shall be effective when received by Buyer, or, if this box is checked [ ] when received by Selling Company.

26. NOTICE TO SELLER Any notice to Seller shall be effective when received by Seller or Listing Company.

27. MODIFICATION OP THIS CONTRACT. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties or enforceable unless made in writing and signed by the parties.

28. ENTIRE AGREEMENT. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract.

29. NOTICE OF ACCEPTANCE: COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance on or before November 19, 1996 (Acceptance Deadline). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.



/S/  MARVIN E. KORF
---------------------------------             --------------------------------
Buyer 123 Cascade Associates LLC                 Buyer
E.V. President

Date of Buyer's signature 11/15, 1996    Date of Buyer's signature        , 19
                          -----------                              -------------
Buyer's Address 717 North Tejon Street, Colorado Springs, CO 80903
                ----------------------------------------------------------------

/S/  ROBERT E. THRAILKILL                       /S/  ROBERT E.THRAILKILL
----------------------------------              --------------------------------
Seller Bishop Powers, Ltd                       Seller By: Bishop Capital
                                                Corp, Managing Ptr

Date of Seller's signature 11/19, 1996    Date of Seller's signature      , 19
                           ------------                              ----------

Sellers Address 716 College View, Riverton, WY 82501
                ----------------------------------------------------------------

The undersigned Broker(s) acknowledges receipt of the earnest money deposit specified in Section 3, and Selling Company confirms its Broker Relationship as set forth in Section 24.

Selling Company
   Highland Commercial Group, LLC, 2 N Cascade Ave, #800, Colo Spgs, CO 80903
   --------------------------------------------------------------------------
   Name and Address

By:
   -----------------------------------     -------------------------------19----
   James E. Spittler, Jr.                  Date

Listing Company
    Highland Commercial Group, LLC, 2 N Cascade Ave, #800, Colo Spgs,CO 80903
    -------------------------------------------------------------------------
     Name and Address

By:
   -----------------------------------     -------------------------------19---
   James E. Spittler, Jr.                  Date

          Note: Closing Instructions should be signed at the time this contract is signed.

                                   ADDENDUM A

Addendum to the Vacant Land Contract
to Buy and Sell Real Estate, Dated
November 14, 1996 between 123 Cascade
Associates, LLC., as "Buyer" and Bishop
Powers Ltd, a Colorado Limited
Partnership as "Seller".

                             ADDITIONAL PROVISIONS

a. To the best of Seller's knowledge, there is not a Vacant Land Property Disclosure form, and therefore Seller is not providing one to Buyer. Buyer shall have sixty (60) days from the date of mutual acceptance hereof to determine at its sole discretion that the property is suitable for its intended use with respect to, but not limited to, soils, ingress and egress, environmental and hazardous material issues, traffic, zoning, and any other matter it determines, in its sole discretion to be pertinent. If Buyer gives Seller written notice of unsatisfactory conditions prior to the expiration of the inspection period, and said objections have not been mutually settled within 14 days of the Objection (Resolution Deadline), then this contract shall terminate, earnest money returned to Buyer and parties hereto released from all obligations hereunder. If Buyer does not give Seller written objections prior to the end of the inspection period, (objection Deadline), then this contract shall be deemed to be in full force and effect and Buyer shall redeem the earnest money promissory note.

b. The closing shall take place within 20 days of final approval of the plat by the City of Colorado Springs.

c. The tract of land shall be the southeast corner of the northwest corner of Palmer Park Blvd, and Powers Blvd, and shall be approximately 45,632 sf, with the final size to be determined via the preliminary plat, and mutually agreed upon during the inspection period.

d. The Seller shall be responsible for delivering to Buyer a platted lot, including required offsite public improvements and for the installation of the interior access roads and utilities, including water, gas, sewer and electric, to the site.

e. The Purchase price shall be not less than $350,000 or $7.67 psf times the actual size of the platted lot, with the purchase price to be adjusted up based upon any difference in size of the final configuration versus the 45,632 sf outlined above.

f. Buyer shall supply Seller with its development plan for the site so that Seller can prepare a project development plan and plats for the City of Colorado Springs. This Agreement is specifically contingent upon Seller getting the necessary approvals from the City of Colorado Springs for the project development plan and plats, on terms and conditions that are acceptable to Seller at its sole discretion. Any changes to the Buyer's site development plan requested by Seller or the City must be approved by the buyer. Buyer and Seller must agree upon a mutually agreeable project landscape plan into which Buyer will integrate its landscape plan.

g. Buyer and Seller to agree upon the site rough grading plan during the inspection period.

h. Purchaser acknowledges and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) the value, nature, quality or condition of the Property, including, without limitation, the water, soil and geology; (ii) the income to be derived from the Property; (iii) the suitability of the Property for any and all activities and uses which Purchaser may conduct thereon; (iv) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (v) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property, or (vi) any other matter with respect to the Property; and Seller specifically disclaims any representations regarding compliance with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including solid waste, as defined by the U.S. Environmental Protection Agency regulations at 40 C.F.R., Part 261, or the disposal or existence, in or on the Property, of asbestos or any hazardous substance, as defined by the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and regulations promulgated thereunder. Purchaser further acknowledges and agrees that having been given the opportunity to inspect the Property, Purchaser is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller or Broker other than as is stated in this Contract. Purchaser further acknowledges and agrees that any information provided or to be provided by or on behalf of Seller with respect to the Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representations as to the accuracy or completeness of such information. Seller is not liable or bound in any manner by any oral or written statements, representations or information pertaining to the Property, or the operation thereof, furnished by any real estate broker, agent, employee, servant or other person. Purchaser further acknowledges and agrees that to the maximum extent permitted by law, the sale of the Property as provided for herein is made on an "AS IS" condition and basis with all faults. Purchaser and anyone claiming by, through or under Purchaser hereby fully and irrevocably releases Seller, his employees, representatives and agents, from any and all claims that it may now or hereafter acquire against Seller, his employees, representatives and agents for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any defects, errors, omissions or other conditions, including environmental matters, affecting the Property, or any portion thereof. It is understood and agreed that the purchase price has been adjusted by prior negotiation to reflect that all of the Property is sold by Seller and purchased by Purchaser subject to the foregoing. In the event that Purchaser does not notify Seller in writing, during the above 60 day period that the property is not acceptable, "Notification," then this contract shall be deemed to be in full force and effect, subject to the other provisions of the Agreement.

i. Purchaser acknowledges timely disclosure by James E. Spittler, Jr., and Highland Commercial Group that they are acting as Transaction Broker in this transaction.

j. Marvin Korf, a member of the purchasing entity hereby discloses that he is a licensed real estate broker in the State of Colorado.

k.  Seller will supply an ALTA survey of the property to Buyer.

l. Seller shall provide to Buyer a Reciprocal Easement Agreement to be used throughout the project, a Common Area Maintenance Agreement to be used within the project, and a reciprocal easement agreement between the subject property and the adjacent property to the north, said Agreements to mutually agreed upon prior to expiration of the inspection period.

m. Seller agrees to provide an irrevocable letter of credit, on a bank and in a form that is approved by Buyer, said approval not to be unreasonably withheld, to provide surety to Buyer that the on and off-site improvements will be made in a timely manner. Said surety to be based upon signed engineering and construction contracts that are approved by buyer and Seller. With this letter of credit in place, Buyer will close per paragraph b above.

n. This contract is specifically contingent upon the necessary approvals from the city for the plat and for the use of the site as a fast food restaurant. In the event said approvals are not received on or before March 31, 1997, then either party may extend this contract until April 30, 1997. If neither party extends the contract then it shall be deemed terminated, earnest money shall be returned to Buyer, and parties hereto released from obligations hereunder. Buyer shall have the right to extend the contract, unilaterally, if the plat has not been approved by April 30, 1997 until May 31st, 1997. In the event the plat is not approved by May 31, 1997 then this contract shall terminate, earnest money shall be returned to Buyer and parties hereto released from obligations hereunder.

o. Buyer shall be entitled to a pro rata share of signage on one of the two proposed project signs. The parties shall agree to the signage during the inspection period.